EXHIBIT 32.1





                              Certification of CEO
                         pursuant to Section 906 of the
                 Sarbanes-Oxley Act of 2002 regarding Quarterly
                Report on Form 10-QSB for the quarter ended July 31,2003

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of a Delaware corporation (the "Company"), does hereby certify that:

         1. The Company's Quarterly Report on Form 10-QSB for the fiscal period ended July 31, 2003, (the Form 10Q-SB) fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:    August 29, 2003         By:      /s/ Joseph Kristul
         ---------------         -----------------------------------------------
                                 Joseph Kristul
                                 Chief Executive Officer






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EXHIBIT 32.2




                              Certification of CFO
                         pursuant to Section 906 of the
                 Sarbanes-Oxley Act of 2002 regarding Quarterly
                Report on Form 10-QSB for the quarter ended July 31, 2003

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of a Delaware corporation (the "Company"), does hereby certify that:

         1. The Company's Quarterly Report on Form 10-QSB for the fiscal period ended July 31, 2003 (the Form 10Q-SB) fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:    August 29, 2003          By:/s/ Katey Carroll
         ---------------          ----------------------------------------
                                  Katey Carroll
                                  Chief Financial Officer